Deferred Revenue	12 Months Ended
Dec. 31, 2021
Revenue From Contracts With Customers [Abstract]
Deferred Revenue	Deferred Revenue
In August 2021, the Company completed the closing of a precious metals purchase agreement (the “NX Gold PMPA”) with Royal Gold in relation to gold production from the NX Gold mine. The Company received upfront cash consideration of $100.0 million for the purchase of 25% of an equivalent amount of gold to be produced from the NX Gold mine until 93,000 ounces of gold have been delivered and thereafter decreasing to 10% of gold produced over the remaining life of the mine. Royal Gold will make ongoing payments equal to 20% of the then prevailing spot gold price for each ounce of gold delivered until 49,000 ounces of gold have been received and 40% of the prevailing spot gold price for each ounce of gold delivered thereafter. Additional payment obligations of Royal Gold include:

i.Up to US$5 million, available through the end of 2024, payable based upon the number of ounces of gold added to the Measured and Indicated mineral resource categories as compared to the mineral resources as of the effective date of the NX Gold Transaction at a rate of US$20 per ounce;
ii.Up to US$5 million, available from 2022 through the end of 2024, payable based upon completion of planned meters of drilling within the exploration concessions of the NX Gold mine at a rate of US$100 per meter; and,
iii.US$5 per ounce of gold delivered under the NX Gold Transaction payable to the Company as contribution towards ongoing environmental, social and governance initiatives within the area of influence of the mine.

The contract will be settled by the Company delivering gold to Royal Gold. The $100.0 million upfront proceeds from Royal Gold has been recognized as deferred revenue and the Company recognizes amounts in revenue as gold is delivered. Each period, management estimates the cumulative amount of the deferred revenue obligation that has been satisfied and, therefore, recognized as revenue. Key inputs into the estimate at closing of the transaction included an estimated long-term gold price of $1,750 per ounce and a life of mine production schedule for the NX Gold mine that includes mineral reserves and a portion of the mineral resources.

During the year ended December 31, 2021, the Company delivered 5,173 ounces of gold to Royal Gold for average consideration of $353 per ounce and recognized $7.3 million in amortization of deferred revenue. As at December 31, 2021, the aggregate carrying value of deferred revenue was $94.2 million, of which $10.5 million was classified as current and $83.7 million was classified as non-current.

As part of the NX Gold PMPA, the Company incurred $1.2 million in transaction fees during the year ended December 31, 2021. In addition, the Company pledged its equity interest in Ero Gold and NX Gold to Royal Gold as collateral and provided unsecured limited recourse guarantees from Ero and NX Gold.